                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  AUGUST 2, 2000

                        EOP OPERATING LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)

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


                 DELAWARE                                1-13625                          36-4156801
       (State or other jurisdiction             (Commission File Number)                 (IRS Employer
             of incorporation)                                                      Identification Number)

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2 NORTH RIVERSIDE PLAZA
SUITE 2100
CHICAGO, ILLINOIS                                                    60606
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code:  (312) 466-3300


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)


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ITEM 5 - OTHER EVENTS

In connection with the registration statements on Form S-3 of EOP Operating Limited Partnership (SEC File Nos. 333-58689 and 333-42928), attached as exhibits to this form are the documents listed below:

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

EXHIBIT          DOCUMENT
-------          --------

   1.1           Underwriting Agreement dated August 2, 2000, by and among
                 EOP Operating Limited Partnership and Banc of America Securities LLC,
                 as representative of the several underwriters listed on Schedule A thereto

   4.1           $360,000,000 8.10% Note due August 1, 2010

   5.1           Opinion of Hogan & Hartson L.L.P. regarding the legality of the Notes

  12.1           Statement of Computation of Ratios

  23.1           Consent of Ernst & Young LLP

  23.2           Consent of PricewaterhouseCoopers LLP

  23.3           Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)

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                                       2

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             EOP OPERATING LIMITED PARTNERSHIP


                             By: Equity Office Properties Trust, its
                                 general partner


Date:  August 7, 2000        By: /s/ STANLEY M. STEVENS
                                 -----------------------
                                 Stanley M. Stevens
                                 Executive Vice President, Chief Legal
                                 Counsel and Secretary





                                       3

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                                  EXHIBIT INDEX

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

EXHIBIT          DOCUMENT
-------          --------

   1.1           Underwriting Agreement dated August 2, 2000, by and among
                 EOP Operating Limited Partnership and Banc of America Securities LLC,
                 as representative of the several underwriters listed on Schedule A thereto

   4.1           $360,000,000 8.10% Note due August 1, 2010

   5.1           Opinion of Hogan & Hartson L.L.P. regarding the legality of the Notes

  12.1           Statement of Computation of Ratios

  23.1           Consent of Ernst & Young LLP

  23.2           Consent of PricewaterhouseCoopers LLP

  23.3           Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)

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